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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

                          JULY 22, 2003 (JULY 21, 2003)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                      1-10308              06-0918165
  (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)    (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)

          9 WEST 57TH STREET
             NEW YORK, NY                                            10019
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                            (ZIP CODE)

                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      NONE
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.   FINANCIAL STATEMENTS

          (c)  Exhibits.

               See Exhibit Index.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On July 21, 2003, we reported our second quarter 2003 results. Our second quarter 2003 results are discussed in detail in the press release attached hereto as Exhibit 99, which is incorporated by reference in its entirety. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended, and incorporated by reference in any of our filings under the Securities Act of 1933, as amended, as may be specified in such filing.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CENDANT CORPORATION


                                       BY: /s/ Tobia Ippolito
                                           -------------------------
                                           Tobia Ippolito
                                           Executive Vice President, Finance and
                                           Chief Accounting Officer

Date: July 21, 2003

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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                   REPORT DATED JULY 22, 2003 (JULY 21, 2003)

                                  EXHIBIT INDEX

EXHIBIT
   NO.    DESCRIPTION
--------  -----------
   99     Press Release: Cendant Reports Results for the Second Quarter of 2003,
          Exceeding Projections

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